Exhibit No. 10



                         CONSENT OF INDEPENDENT AUDITORS


We  consent  to  the  reference  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated October 17, 2000 for PaineWebber Tax-Managed Equity Fund in this Registration Statement (Form N-1A No. 2-91362) of PaineWebber Managed Investments Trust.




                                                    /s/ ERNST & YOUNG LLP
                                                    ---------------------
                                                    ERNST & YOUNG LLP


New York, New York
December 21, 2000